Nomura Aluminum Seminar June 2 , 2011 Exhibit 99 Alcoa Logo nd

Cautionary Statement

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Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include those containing such words as “anticipates,”
“estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning.  All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-
looking statements, including, without limitation, forecasts concerning global demand for aluminum, aluminum end-market growth, aluminum consumption rates, or other trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, objectives, goals, targets, outlook, and business and financial prospects.  Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) unfavorable changes in general business and economic conditions, in the global financial markets, or in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, consumer electronics, oil and gas, defense, and industrial gas turbines; (c) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, and Euro; (d) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (e) increases in the costs of other raw materials, including caustic soda or carbon products; (f) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curve and increasing revenues in its Flat-Rolled Products and Engineered Products and Solutions
segments), anticipated from its productivity improvement, cash sustainability and other initiatives; (g) Alcoa's inability to realize expected benefits from newly constructed, expanded or acquired facilities or from international joint ventures as planned and by targeted completion dates, including the joint venture in Saudi Arabia or the upstream operations in Brazil; (h) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, or other events beyond Alcoa’s control;
(i) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (j) the business or financial condition of key customers, suppliers, and business partners; (k) changes in tax rates or benefits; and (l) the other risk factors summarized in Alcoa's Form 10-K for the year ended December 31, 2010, and other reports filed with the Securities and Exchange Commission
(SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

Perspective:
viewpoint of presentation
Differentiation:
Alcoa and what makes us special
Looking Back:
sustainably improving our cost structure
Looking Forward:
setting rigorous 3- to 5-year goals

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Perspective:
viewpoint of presentation
Differentiation:
Alcoa and what makes us special
Looking Back:
sustainably improving our cost structure
Looking Forward:
setting rigorous 3- to 5-year goals

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Founded in 1888
200+ locations
31 countries
$21.0 billion 2010 revenue
10 times safer workplace than US average
Award-winning sustainability leadership
120 years of aluminum technical leadership
Alcoa: long-lasting, global and focused on delivering value
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Number of Employees (2010)
U.S. 24,000
Europe 17,000
Other Americas 11,000
Pacific 7,000
59,000

Building a solid foundation and setting the right standard

Renewable Energy
Carbon
Sequestration
Carbothermic
Embracing diversity & talent to live our values… …conserving natural resources…
…innovating continuously… …and creating impacts through our values.
CO2
Reductions
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Aluminum: the miracle metal Lightweight Recyclable Non corrosive Fuel efficient Durable High strength Highly conductive Malleable 7 Alcoa Logo

Partnering with our customers to drive innovation
Titanium coated Reynobond
Kawneer Light
Shelf
Aluminum Bottle
LvL ONE™ Truck Wheel

Building and Construction
Beverage Packaging
Industrial Gas Turbines
Aerospace
Consumer
Electronics
Commercial
Transportation
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9
Upstream portfolio: bauxite, alumina, aluminum and energy

Mining
#1 in
Bauxite
Refining Smelting Energy
#1 in
Alumina
Global leader
in Smelting
$7.1B Revenues
In 2010
~ 2/3 smelter
capacity
powered with
renewable
energy
$2.8B Revenues
in 2010
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10 10
Midstream portfolio: Global Rolled Products
Global Rolled Products Portfolio
Global Aerospace
Regional
Commodities
Aerospace
Jumbo Aircraft
Twin Aisles
Single Aisles
Can /
Packaging
Automotive
Sheet
Lithographic
Sheet
Commercial
Transportation
Brazing
HVAC
Defense Consumer
Electronics
Industrial
Products
Building &
Construction
Common
Alloys
Regional Specialties
B737 A320
B777 A330/A340
B747-8 A380
$4.7B Revenues
in 2010
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Power &
Propulsion
Forgings &
Extrusions
Wheels
BCS Fastening
Systems
$1.1B $0.9B $0.6B $0.5B
Global leader
in aerospace
Fastening
Systems.
Global leader
in jet engine and
industrial gas
turbine airfoils
Global leader
in aluminum
commercial
vehicle wheels
Global
technology leader
in aerospace and
defense
NA Market leader
in commercial
architectural
systems
2010 Revenues: $4.6 billion
Employees: ~21,000
Locations: 88 Facilities in 20 Countries

$1.5B
Downstream portfolio: Engineered Products & Solutions
Technically complex & highly differentiated products focused on aerospace, power generation, commercial transportation and B&C markets
Engineered Products & Solutions
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Perspective:
viewpoint of presentation
Differentiation:
Alcoa and what makes us special
Looking Back:
sustainably improving our cost structure
Looking Forward:
setting rigorous 3- to 5-year goals

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Driving cost improvements in 2009 and 2010

2009 2010
$
Millions
$2,000
$ Millions
$1,998
$1,500
2009
Target
2009
Actual
1 Procurement and other productivity
Procurement
2010
Original
Target
2010
Revised
Target
Overhead
$2,500
$2,643
2010
Actual
2009
2010
$
Millions
$400
$ Millions
$412
$200
2009
Target
2009
Actual
2010
Original
Target
2010
Revised
Target
$500
$509
2010
Actual
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1

Upstream costs are tied to several key commodities
Input Cost Inventory flow
Pricing
convention
Fuel oil 1 - 2 months Prior month
Natural gas 1 - 2 months
Rolling 16
quarters
Caustic soda 3 - 6 months
Spot & semi-
annual
Bauxite 2 - 3 months 6 - 9 month lag
Input Cost Inventory flow
Pricing
convention
Alumina 1 - 2 months 2 - 3 month lags
Power 1 - 2 months
40% LME linked
- 3 month lag
Carbon 1 - 2 months
Spot & semi-
annual
Materials 1 - 2 months 1 - 3 month lag
Conversion 1 month Immediate
Refining Cost Structure
Smelting Cost Structure
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Conversion
35%
Fuel Oil
14%
Natural gas
15%
Caustic
11%
Bauxite
25%
Power
26%
Carbon
13%
Alumina
36%
Conversion
22%
Materials
3%

Currency and raw materials continue to trend upwards
1 PACE - CPC USGC (PACE MidPoint) 2 CMAI - Caustic Soda Average Acquisition - FOB USGC ($/DMT)
3 Bloomberg Daily Average - Gulf Coast 3% Sulfur Fuel Oil 4 NYMEX
LME Cash
AUD/USD
Currency / USD
Aluminum $ / Tonne
LME Cash
Caustic Soda Index
2
Index Prices
Aluminum $ / Tonne
CPC Pace Index
BRL/USD
CAD/USD
EUR/USD
Fuel Oil Index
Natural Gas
4
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3
1

Sustainable advantage in an inflationary environment
•
Expanding internal calcining capacity
•
Lake Charles has increased capacity
by 20% this year alone
•
Evaluating opportunities for backward
integration
•
Optimizing contract lengths and pricing
periods
Firm Actions to Gain Advantage in Raw Materials
•
Optimizing material specifications to
leverage multiple locations
•
Utilizing new and non-traditional sources
of raw materials
•
Global arbitrage through our extensive,
world-wide logistics network
•
Trading and alliance partnerships
San Ciprian: leveraging our global operations Complex blending at Lake Charles: super blends of up to 6 cokes
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Perspective:
viewpoint of presentation
Differentiation:
Alcoa and what makes us special
Looking Back:
sustainably improving our cost structure
Looking Forward:
setting rigorous 3- to 5-year goals

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Accelerating shareholder value in 2011 and beyond

Upstream
2015 Cost Curve Changes
Refining Cost Curve Position
Smelting Cost Curve Position
Midstream
2013 Revenue Targets
Downstream
2013 Revenue Targets
2011 Financial Targets
Sustaining
Capex
$1.0B
Growth
Capex
$0.5B
Debt-to-
cap Ratio
30 to 35%
Positive
Free Cash
Flow
Ma’aden
Investment
$0.4B
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